Exhibit 10(b)

CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Mercury Target Select Equity Fund, Inc. filed as part of Registration Statement No. 333-43136.

/s/ Swidler Berlin Shereff Friedman, LLP

New York, New York November 20, 2000